Exhibit 99.4
Execution Version

INTERCREDITOR AND SUBORDINATION AGREEMENT

Dated as of May 28, 2020
Among
WILMINGTON TRUST, NATIONAL ASSOCIATION
As the Senior Collateral Agent,
Royal Bank of Canada, together with its successors and assigns, and holders of Permitted Pari Passu Secured Indebtedness designated by AGMIT that execute a Joinder, collectively,
As Subordinated Lender,
AG Mortgage Investment Trust, Inc., on behalf of itself and the Seller Entities and AG REIT Management LLC, solely with respect to Sections 5.01 and 9.01

TABLE OF CONTENTS
Section    Page
ARTICLE I
Definitions and Interpretation.

Section 1.01	Definitions 1

Section 1.02	Terms Generally 6
ARTICLE II
Approvals of Indebtedness and Debt Documents.

Section 2.01	Subordinated Agent 7

Section 2.02	Senior Collateral Agent 8
ARTICLE III
Subordination.

Section 3.01	General 8

Section 3.02	Payment Subordination (Subordinated Obligations) 8

Section 3.03	Lien Subordination 9

Section 3.04	Insolvency Proceeding Error! Bookmark not defined.

Section 3.05	Permitted Payments 9

Section 3.06	Prohibition on Contesting Liens 10

Section 3.07	Authorizations to Senior Collateral Agent and Senior Secured Parties 10

Section 3.08	Agreement to Release Liens 11

Section 3.09	Agreements Regarding Actions to Perfect Liens 11

Section 3.10	Possessory Security Interests 11

Section 3.11	No New Liens 11

Section 3.12	Limitation on Duties and Obligations 12
ARTICLE IV
Enforcement.

Section 4.01	Exercise of Remedies 12

Section 4.02	Standstills and Waivers 13
ARTICLE V
Payments.

Section 5.01	Application of Collateral Proceeds 14

Section 5.02	Payments Over 14
ARTICLE VI
Modifications and Amendments.

Section 6.01	Modifications to Senior Secured Debt Documents 14

Section 6.02	Modifications to Subordinated Note Documents 15

Section 6.03	Consents and Waivers under Senior Secured Debt Documents and Subordinated Note Documents Error! Bookmark not defined.
ARTICLE VII
Waiver of Certain Rights over Collateral by Subordinated Agent.

Section 7.01	Marshalling 15

Section 7.02	Rights Relating to Senior Collateral Agent’s Actions Regarding the Collateral 15

Section 7.03	Preservation of Rights 16

Section 7.04	Bailee for Perfection 16
ARTICLE VIII
Insolvency Proceedings.

Section 8.01	Subordination Agreement 16

Section 8.02	Liquidation, Dissolution, Bankruptcy 16
ARTICLE IX
Miscellaneous.

Section 9.01	Conflict 19

Section 9.02	Continuing Subordination; Termination of Agreement 19

Section 9.03	Amendments; Modifications 19

Section 9.04	No Subrogation 19

Section 9.05	No Impairment 20

Section 9.06	Subordinated Obligations Not Affected 20

Section 9.07	Successors and Assigns 20

Section 9.08	Senior Secured Rights and Remedies 20

Section 9.09	Notices 21

Section 9.10	Further Assurances 22

Section 9.11	Headings 23

Section 9.12	Counterparts; Integration; Effectiveness; Electronic Execution 23

Section 9.13	Severability 23

Section 9.14	Specific Performance 23

Section 9.15	Expenses 23

Section 9.16	Termination 23

Section 9.17	Governing Law; Jurisdiction; Etc. 24

Section 9.18	Waiver of Jury Trial 24

ii

INTERCREDITOR AND SUBORDINATION AGREEMENT
This Intercreditor and Subordination Agreement is made as of May 28, 2020 by and among AG Mortgage Investment Trust, Inc., for itself and the Seller Entities (defined below) (“AGMIT”), Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as collateral agent for the holders of the Senior Secured Debt Obligations (defined below) (in such capacity, together with its successors, assigns or replacements in such capacity, the “Senior Collateral Agent”) and RBC, as the holder of the Subordinated Note hereinafter referred to (together with its successors and assigns and any holder of Permitted Pari Passu Secured Indebtedness designated by AGMIT that executes a Joinder, collectively, the “Subordinated Lender”)
PRELIMINARY STATEMENTS
WHEREAS, pursuant to (i) that certain Forbearance Agreement, dated as of April 10, 2020, by and among the Borrower, the Guarantors, and the Participating Counterparties; (ii) that certain Second Forbearance Agreement, dated as of April 27, 2020, by and among the Borrower, the Guarantors, and the Participating Counterparties; and (iii) any extension, amendment, modification, replacement or supplement to either of the foregoing agreements (collectively, the “Forbearance Agreement”) by and among AGMIT and its affiliates party thereto (collectively, the “Seller Entities” and, together with AGMIT, the “Debtors”) and each of the Participating Counterparties (as defined therein) party thereto (the “Senior Secured Parties”) and the Security and Collateral Agency Agreement, dated as of April 10, 2020 (the “Senior Security Agreement”) by and among the Seller Entities and the Senior Collateral Agent, the Senior Secured Parties have agreed to refrain from exercising certain rights and remedies afforded to such parties under the Applicable Agreements (as defined below);
WHEREAS, pursuant to that certain Note, dated as of the date hereof (the “Subordinated Note”) made by AGMIT and issued to [RBC] pursuant to the Settlement Agreement (as defined herein), AGMIT has agreed to pay to [RBC] the principal amount of $2,000,000 on the terms and subject to the conditions specified in the Subordinated Note; and
WHEREAS, the Senior Collateral Agent and the Subordinated Lender desire to enter into this Agreement to provide for the relative priority of, and to evidence certain agreements with respect to, the Senior Secured Debt Documents and the Subordinated Note Documents (each as defined herein).
NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Article I
Definitions and Interpretation.
Section 1.01    Definitions. The following terms shall have the following meanings in this Agreement.
“AGMIT” has the meaning set forth in the Recitals.
“Agreement” means this Intercreditor and Subordination Agreement, as amended, restated, amended and restated, supplemented, renewed, replaced, extended, joined or otherwise modified from time to time.
“Applicable Agreements” has the meaning set forth in the Forbearance Agreement.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereinafter effect, or any successor statute.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of New York, New York or Wilmington, Delaware.
“Collateral” means, collectively, the Senior Secured Collateral and the Subordinated Collateral.
“Debtors” has the meaning set forth in the Recitals.
“Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Distribution” means, with respect to any Indebtedness, obligation or security, including the Subordinated Obligations (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, obligation or security or (b) any redemption, purchase or other acquisition of such Indebtedness, obligation or security by any Person (other than any assignment or endorsement of the Subordinated Note to an affiliate of the Subordinated Lender).
“Enforcement Action” means, with respect to the Senior Secured Debt Obligations or the Subordinated Obligations, any (a) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against any of the Collateral or any portion thereof, or against the Debtors, including, without limitation, the taking of possession or control of the Collateral or any portion thereof, (b) any demand for payment thereof (or any portion thereof), the exercise of any rights and remedies with respect to any Collateral or any other assets of the Debtors or the commencement or prosecution of enforcement of any of the rights and remedies under any applicable documents or applicable law, including without limitation the exercise of any right of set-off or recoupment, the making of any judicial or nonjudicial claim or demand, the commencement or continuation of any judicial, nonjudicial or collection proceeding seeking payment or damages or other relief by way of specific performance, instructions or otherwise and the exercise of any right or remedy (including as a secured creditor under the UCC (or any similar law) of any applicable jurisdiction or under the Bankruptcy Code); provided, however, “Enforcement Action” shall specifically exclude, without limitation, (i) accrual of default interest and late charges and (ii) the filing of claims in any Insolvency Proceeding, including any proofs of claim.
“Event of Default” means (a) with respect to the Senior Secured Debt Documents, any Event of Default (as defined in the Senior Security Agreement) and (b) with respect to the Subordinated Note and the Subordinated Note Documents, any Event of Default (as defined therein).
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, as in effect from time to time, in each case that are applicable to the circumstances as of the date of determination.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)    all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; net obligations of such Person under any rate protection agreement;
(c)    all obligations of such Person to pay the deferred purchase price of Property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than sixty (60) days after the date on which such trade account payable was due);
(d)    indebtedness (excluding any prepaid interest thereon) secured by a Lien on Property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(e)    all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and
(f)    all guarantees of such Person in respect of any of the foregoing Indebtedness of any other Person.
“Insolvency Proceeding” with respect to any Person, means (a) entry by any competent Governmental Authority of any jurisdiction or a court having jurisdiction in the premises of (i) a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable Debtor Relief Law or (ii) an involuntary or contested decree or order adjudging such Person as bankrupt or insolvent, or approving as properly filed a petition seeking suspension of payment, reorganization, arrangement, adjustment or composition of or in respect of such Person under any applicable Debtor Relief Law, or appointing a custodian, receiver, monitor, liquidator, assignee, trustee, sequestrator, or other similar official of such Person or of any substantial part of the Property of such Person, or ordering the dissolution, winding up or liquidation of the affairs of such Person and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or (b) commencement by such Person of a voluntary case or proceeding under any applicable Debtor Relief Law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable Debtor Relief Law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, or the filing by such Person of a petition or answer or consent seeking arrangement, reorganization or relief under any applicable Debtor Relief Law, or consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, monitor, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of the Property of such Person, or the making by such Person of an assignment for the benefit of creditors, or the admission by such Person in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by or on behalf of such Person in furtherance of any such action.
“Joinder” means a joinder in substantially the form attached hereto as Exhibit A, executed by a holder of Permitted Pari Passu Secured Indebtedness.
“Lien” means any Mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or preference, contractual right of setoff, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any netting, defeasance or reciprocal fee arrangement, any purchase or call option, any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real Property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Mortgages” means any deed of trust, mortgage, leasehold mortgage, fixture filing, assignment of rents or other document creating a Lien on real Property or any interest in real Property.
“Paid in Full” means that, with respect to the Senior Secured Debt Obligations (a) all of the Senior Secured Debt Obligations (other than contingent obligations, indemnification obligations for which no underlying claim has been asserted) have been paid, performed or discharged in full (with all Senior Secured Debt Obligations consisting of monetary or payment obligations having been paid in full in cash) and (b) no Person has any further right to obtain any loans or other extensions of credit under the Senior Secured Debt Documents.
“Permitted Pari Passu Secured Indebtedness” means indebtedness of the Debtors evidenced by one or more secured promissory notes that are substantially identical to the Subordinated Note, in an aggregate principal amount not to exceed $3,000,000, and that are secured by Liens on the Collateral that are of equal priority with the Liens held by RBC, as designated by AGMIT and as evidenced by a Joinder hereto in accordance with Section 9.19.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Property” with respect to any Person, any right or interest (whether owned, leased or otherwise under the control of such Person) in or to any asset or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Related Parties” means, with respect to any Person, such Person’s affiliates and the directors, officers, employees, partners, agents, trustees, administrators, managers, advisors and representatives of it and its affiliates.
“Seller Entities” has the meaning set forth in the Recitals.
“Senior Collateral Agent” has the meaning set forth in the preamble to this Agreement.
“Senior Secured Collateral” means any “Collateral” as defined in any Senior Secured Debt Document or any other assets of the Debtors with respect to which a Lien is granted or purported to be granted pursuant to a Senior Secured Debt Document as security for any Senior Secured Debt Obligations.
“Senior Secured Debt Documents” means the Forbearance Agreement, the Applicable Agreements and the Senior Security Agreement.
“Senior Secured Debt Obligations” means the obligations of any Debtor to a Senior Secured Party under an Applicable Agreement. Senior Secured Debt Obligations shall be considered to be outstanding until all such Senior Secured Debt Obligations are Paid in Full.
“Senior Secured Parties” has the meaning set forth in the Recitals.
“Senior Secured Rights and Remedies” has the meaning set forth in Section 9.08.
“Senior Security Agreement” has the meaning set forth in the Recitals.
“Settlement Agreement” means that certain Settlement Agreement entered into by certain of the Debtors, RBC, and an RBC affiliate on the date hereof.
“Standstill Period” has the meaning set forth in Section 4.02.
“Subordinated Collateral” means any “Collateral” as defined in any Subordinated Note Document or any other assets of AGMIT with respect to which a Lien is granted or purported to be granted pursuant to a Subordinated Note Document as security for any Subordinated Obligations.
“Subordinated Lender” has the meaning set forth in the Recitals.
“Subordinated Note” has the meaning set forth in the Recitals.
“Subordinated Note Documents” means the Subordinated Note and all agreements, documents and instruments entered into in connection therewith, and all agreements, documents and instruments entered into in connection with Permitted Pari Passu Secured Indebtedness.

“Subordinated Obligations” means all of the obligations of the Debtors to the Subordinated Lender, whether now existing or hereafter arising and evidenced by or incurred pursuant to the Subordinated Note Documents, including (a) all principal of and interest (including without limitation any post-petition interest) and premium (if any) on all Indebtedness under the Subordinated Note Documents and (b) all fees, expenses and other amounts payable from time to time pursuant to the Subordinated Note Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Subordinated Obligations (whether by or on behalf of the Subordinated Lender, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Senior Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Senior Secured Parties and Subordinated Lender, be deemed to be reinstated and outstanding as if such payment had not occurred and any notice indicating such obligation or part thereof has been discharged or paid in full shall be deemed void ab initio and to have no effect.
“Subordinated Parties” means the Subordinated Lender.
“UCC” means the Uniform Commercial Code as in effect, from time to time, in the state of New York or any other applicable jurisdiction.
Section 1.02    Terms Generally.
(a)    All terms defined in the UCC, unless otherwise defined herein, shall have the meanings set forth therein.
(b)    The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
(i)    any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented, renewed, replaced, extended, or otherwise modified;
(ii)    any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(iii)    the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
(iv)    any references to sections, subsections, clauses or paragraphs shall be references to sections, subsections, clauses and paragraphs in this Agreement;
(v)    the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”; and
(vi)    the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
ARTICLE II
Approvals of Indebtedness and Debt Documents.
Section 2.01    Subordinated Lender. The Subordinated Lender hereby acknowledges that (a) it has received and reviewed and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the granting of Liens contemplated by the Senior Secured Debt Documents, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Senior Secured Debt Documents; (b) the execution, delivery and performance of the Senior Secured Debt Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Subordinated Note Documents; and (c) any conditions precedent to the Subordinated Lender’s consent to the granting of Liens contemplated by the Senior Secured Debt Documents or any other agreements with the Debtors, as they apply to any Senior Secured Debt Documents, have been either satisfied or waived.
Section 2.02    Senior Collateral Agent. The Senior Collateral Agent, on behalf of the Senior Secured Parties, at the direction of the Senior Secured Parties hereby acknowledges that (a) it has received and reviewed and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the issuance of the Subordinated Note and the granting of Liens contemplated by the Subordinated Note Documents and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Subordinated Note Documents; (b) the execution, delivery and performance of the Subordinated Note Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Senior Secured Debt Documents; and (c) any conditions precedent to the Senior Collateral Agent’s consent to the Subordinated Note as set forth in the Senior Secured Debt Documents or any other agreements with the Debtors, as they apply to any Subordinated Note Documents or the issuance of the Subordinated Note, have been either satisfied or waived.
Section 2.03    Debtors. AGMIT, on behalf of itself and the Seller Entities, hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and acknowledges that obligations of the Seller Entities under the Senior Secured Debt Documents and the Subordinated Note Documents will in no way be diminished or otherwise affected by such intercreditor arrangements.
ARTICLE III
Subordination.
Section 3.01    General. Except as otherwise expressly set forth in this Agreement, the Subordinated Lender, hereby subordinates and makes junior the Subordinated Note, the Subordinated Note Documents, and the liens and security interests created thereby, and all rights, remedies, terms and covenants contained therein to (a) the Senior Secured Debt Obligations, (b) the liens and security interests created by the Senior Secured Debt Documents, and (c) all of the terms, covenants, conditions, rights and remedies contained in the Senior Secured Debt Documents, and no extensions, modifications, consolidations, supplements, amendments, replacements and restatements of or to the Senior Secured Debt Documents shall affect the subordination thereof as set forth in this Article III.
Section 3.02    Payment Subordination (Subordinated Obligations). Except as otherwise expressly set forth in this Agreement, all of the Subordinated Parties’ rights to payment under the Subordinated Note and the other Subordinated Obligations are hereby subordinated to all of the Senior Secured Parties’ rights to payment by the Debtors of the Senior Secured Debt Obligations, and no Subordinated Party shall, from and after receipt by such Subordinated Party of written notice of the declaration of an Event of Default with respect to the Senior Secured Debt Documents, accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise) from the Debtors, or any Subordinated Collateral prior to the date that all Senior Secured Debt Obligations are Paid in Full.
Section 3.03    Lien Subordination. Any and all Liens now existing or hereafter created or arising in favor of any Subordinated Party securing Subordinated Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior and subordinate in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of any Senior Secured Party securing the Senior Secured Debt Obligations, notwithstanding (a) anything to the contrary contained in any agreement or filing to which any Subordinated Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, Mortgages and other liens, charges or encumbrances or any defect or deficiency, alleged defect or deficiency in, or failure to attach or perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, any of the foregoing, (b) any provision of the UCC or any applicable law or any document or any other circumstance whatsoever and (c) the fact that any such Liens in favor of any Senior Secured Party securing any of the Senior Secured Debt Obligations are (i) subordinated to any Lien securing any other obligation of any Senior Secured Party or (ii) otherwise subordinated, voided, avoided, invalidated or lapsed. In the event that any Subordinated Party becomes a judgment lien creditor as a result of its enforcement of its rights hereunder or under any Subordinated Note Documents (whether or not in violation of this Agreement), such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Liens securing the Senior Secured Debt Obligations) to the same extent as all other Liens securing the Subordinated Obligations. Liens on the Senior Secured Collateral shall be and remain senior in all respects and prior to all Liens on the Subordinated Collateral for all purposes, whether or not such Liens securing any such Senior Secured Debt Obligations are subordinated to any Lien securing any other obligation of the Debtors or any other Person.Payments Held in Trust. All payments or distributions upon or with respect to the Subordinated Note or any other Subordinated Obligations which are received by the Subordinated Lender contrary to the provisions of this Agreement shall be received in trust for the benefit of the Senior Secured Parties and shall be paid over to Senior Collateral Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as Senior Secured Collateral for, the payment or performance of the Senior Secured Debt Obligations in accordance with the terms of the Senior Secured Debt Documents.
Section 3.04    Permitted Payments. Subject to Section 3.02 hereof and receipt by the Senior Collateral Agent of evidence reasonably acceptable to the Senior Collateral Agent that such payments are otherwise permitted pursuant to the Senior Secured Debt Documents, the Subordinated Lender may accept and retain (a) payment-in-kind interest provided for in the Subordinated Note without restriction of any kind hereunder or otherwise and (b) scheduled payments of principal and interest due and payable from time to time (including at maturity) which are required to be paid to the Subordinated Lender, in each case in accordance with the terms and conditions of the Subordinated Note and Subordinated Lender shall have no obligation to pay any such amounts over to the Senior Collateral Agent.
Section 3.05    Prohibition on Contesting Liens. The Senior Collateral Agent, on behalf of each Senior Secured Party, shall have no obligation to perfect or maintain the perfection of the Subordinated Lender’s Lien on each item constituting the Subordinated Collateral. The Subordinated Lender shall have no obligation to perfect or maintain the perfection of the Senior Collateral Agent’s Lien on each item constituting the Senior Secured Collateral. This Agreement is intended solely to govern the respective Lien and payment priorities as between the Senior Collateral Agent and the Senior Secured Parties, on the one hand, and the Subordinated Lender, on the other hand, and no Subordinated Lender shall impose on the Senior Collateral Agent or any Senior Secured Party any obligations in respect of the disposition of proceeds or foreclosure of any Collateral which would conflict with prior claims thereon in favor of the Senior Collateral Agent or any Senior Secured Party or any order or decree of any court or other governmental authority or any applicable law. The Subordinated Lender, agrees that it will not at any time directly or indirectly object to, contest or support any other Person in objecting to or contesting in any proceeding (including any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of the Senior Secured Debt Obligations, the Senior Secured Debt Documents, or the Liens and security interests of the Senior Collateral Agent in the Senior Secured Collateral. The Senior Collateral Agent agrees, on behalf of the Senior Secured Parties, that it will not at any time directly or indirectly object to, contest or support any other Person in objecting to or contesting in any proceeding (including any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of the Subordinated Obligations, the Subordinated Note Documents, or the Liens and security interests of the Subordinated Lender in the Subordinated Collateral. Notwithstanding any failure by the Senior Collateral Agent, the Subordinated Lender, any Senior Secured Party or the Subordinated Lender to perfect its security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to any of the foregoing, the priority and rights as between the Senior Collateral Agent, Subordinated Lender, Senior Secured Parties and Subordinated Lender with respect to the Collateral shall be as set forth in this Agreement. Notwithstanding the foregoing, nothing in this Agreement shall be construed to prevent or impair the rights of the Senior Collateral Agent, any Senior Secured Party, or the Subordinated Lender to enforce this Agreement.
Section 3.06    Authorizations to Senior Collateral Agent and Senior Secured Parties. Each Subordinated Lender hereby (a) irrevocably authorizes and empowers (without imposing any obligation on) the Senior Collateral Agent to demand, sue for, collect and receive all payments and distributions on or in respect of the Subordinated Obligations that are required to be paid or delivered to the Senior Collateral Agent provided herein, and to file and prove all claims therefor and take all such other actions, in the name of such Subordinated Lender, or otherwise, as the Senior Collateral Agent may determine to be necessary or appropriate for the enforcement of these subordination provisions (other than the exercise of the Subordinated Lender’s voting rights in respect of its claim in any Insolvency Proceeding involving the Debtors), and (b) agrees to execute and deliver to the Senior Collateral Agent all such further instruments confirming the above authorization, and all such powers of attorney and other instruments and to take all such other actions as may be reasonably requested by the Senior Collateral Agent in order to enable the Senior Collateral Agent to enforce all claims upon or in respect of such Senior Secured Debt Obligations.

Section 3.07    Agreement to Release Liens. Notwithstanding anything to the contrary contained in any agreement between the Subordinated Lender and the Debtors, until the Senior Secured Debt Obligations have been Paid in Full, only the Senior Collateral Agent shall have the right to restrict or permit, or approve or disapprove, the sale, transfer, release or other disposition of the Collateral or take any action with respect to the Collateral. Any such action may be taken by the Senior Collateral Agent without any consultation with or the consent of the Subordinated Lender. In the event that the Senior Collateral Agent releases or agrees to release any of its Liens or security interests in any portion of the Collateral in connection with the sale or other disposition thereof, or any of the Collateral is sold or retained pursuant to a foreclosure or similar action, the Subordinated Lender shall be deemed to consent to such sale or other disposition and the Subordinated Lender’s Liens on and security interest in the Collateral to be sold or retained may be released without the need for any further consent or action from the Subordinated Lender. In the event of any sale, transfer, or other disposition (including a casualty loss or taking through eminent domain) of the Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied in accordance with the terms of the Senior Secured Debt Documents until such time as the Senior Secured Debt Obligations have been Paid in Full and thereafter shall be applied in accordance with the terms of the Subordinated Note Documents until such time as the Subordinated Obligations have been paid in full.
Section 3.08    Agreements Regarding Actions to Perfect Liens. The Subordinated Lender agrees that UCC-1 financing statements or other filings or recordings filed or recorded by or on its behalf shall be in form reasonably satisfactory to the Senior Collateral Agent.
Section 3.09    Possessory Security Interests. Upon the Senior Secured Debt Obligations being Paid in Full, the Senior Collateral Agent shall transfer any Subordinated Collateral or evidence of same in its possession or control to the Subordinated Lender, and shall take such action (at the expense of the Debtors) as may be reasonably requested by the Subordinated Lender to provide for control in favor of the Subordinated Lender in respect of any Collateral consisting of deposit or securities accounts subject to a control agreement in favor of the Senior Collateral Agent.
Section 3.10    No New Liens.
(a)    The Subordinated Lender agrees that no Subordinated Party shall acquire or hold any Lien on any assets of the Debtors securing any Subordinated Obligation which assets are not also made part of the Senior Secured Collateral and subject to this Agreement. If any Subordinated Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of the Debtors securing any Subordinated Obligation which assets are not also made part of the Senior Secured Collateral and subject to this Agreement, they shall, without the need for further consent of any other party and notwithstanding anything to the contrary in any other document (a) be deemed to hold and have held such Lien for the benefit of the Senior Collateral Agent as security for the Senior Secured Debt Obligations (such Lien to have the priority set forth in this Article III) and shall assign such Lien to the Senior Collateral Agent or (b) if (i) such Lien is held by the Subordinated Lender and (ii) the Senior Collateral Agent is not able to obtain a prior perfected Lien on the applicable assets and (iii) the Senior Collateral Agent so requests, release such Lien.
Section 3.11    Limitation on Duties and Obligations. The Subordinated Lender acknowledges and agrees that no fiduciary or agency relationship between (i) any Senior Secured Party and (ii) any Subordinated Party is intended to be or has been created in respect of any of the transactions contemplated by this Agreement.
ARTICLE IV
Enforcement.
Section 4.01    Exercise of Remedies.
(a)    Until the Senior Secured Debt Obligations have been Paid in Full, whether or not an Insolvency Proceeding has been commenced against the Debtors, the Senior Collateral Agent shall have the exclusive right to take or continue any Enforcement Action with respect to the Collateral or any other assets of the Debtors, including the exclusive right to manage, perform and enforce (or not enforce) the terms of the Senior Secured Debt Documents with respect to the Collateral, to exercise and enforce all privileges and rights thereunder in such order and manner as it may determine in its sole discretion (in accordance with and subject to the terms of the Senior Secured Debt Documents), including, without limitation, the exclusive right to take or retake control or possession of any Collateral and to make determinations regarding the release, disposition or restrictions with respect to the Collateral, without any consultation with or the consent of the Subordinated Lender. In that regard, no Subordinated Party shall, without the prior written consent of the Senior Collateral Agent (i) take or continue any Enforcement Action, (ii) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Collateral, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (iii) contest, protest or object to any Enforcement Action brought with respect to the Collateral by the Senior Collateral Agent or any Senior Secured Party in respect of the Senior Secured Debt Obligations, or any other exercise by any such party of any rights and remedies relating to the Collateral under the Senior Secured Debt Documents or otherwise in respect of the Senior Secured Debt Obligations, or (iv) object to the forbearance by the Senior Secured Parties from bringing or pursuing any Enforcement Action or other action or any other exercise of any rights or remedies relating to the Collateral in respect of Senior Secured Debt Obligations. Notwithstanding anything to the contrary in this Agreement, the Subordinated Lender may, subject to Section 8.02, file and defend proofs of claim against the Debtors in any Insolvency Proceeding involving the Debtors.

(b)    The Subordinated Lender acknowledges and agrees it shall not, in an Insolvency Proceeding or otherwise, directly or indirectly bid, or work in concert with any prospective bidder, in any sale or disposition of any assets of AGMIT (including any credit bid) unless such bid (i) contains a cash component sufficient to Pay in Full in cash the Senior Secured Debt Obligations and (ii) requires, and is expressly conditioned upon the court approving, such payment being made in closing of the transaction. None of the Senior Secured Parties shall have any liability to any Subordinated Party in respect of any failure by any of the Senior Secured Parties to obtain repayment in full of the Subordinated Obligations.
Section 4.02    Standstills and Waivers. The Subordinated Lender agrees that until the Senior Secured Debt Obligations are Paid in Full, the Subordinated Lender:
(a)    will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Subordinated Obligation pari passu with or senior to, or to give any Subordinated Lender any preference or priority relative to, the Liens with respect to the Senior Secured Debt Obligations or the Senior Secured Parties with respect to any of the Collateral;
(b)    will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding by or against the Debtors or any of their assets) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Collateral by or for the benefit of the Senior Collateral Agent or any other Enforcement Action taken by or on behalf of any Senior Secured Party;
(c)    has no right to (i) direct any Senior Secured Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the Senior Secured Debt Documents or (ii) have its consent required for or object to the exercise by any Senior Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the Senior Secured Debt Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (c), whether as a junior lien creditor, unsecured creditor or otherwise, each such Person hereby irrevocably waives such right);
(d)    will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the Senior Collateral Agent or any Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and neither the Senior Collateral Agent nor any Senior Secured Party shall be liable for, any action taken or omitted to be taken by the Senior Collateral Agent or any Senior Secured Party with respect to the Collateral or pursuant to the Senior Secured Debt Documents;

(e)    will not commence any Enforcement Action;
(f)    will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral or the Subordinated Note Documents; and
(g)    will not seek, and hereby waives any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral.
ARTICLE V
Payments.
Section 5.01    Application of Collateral Proceeds. If an Event of Default with respect to the Senior Secured Debt Documents shall have occurred and be continuing, so long as the Senior Secured Debt Obligations have not been Paid in Full and whether or not any Insolvency Proceeding has been commenced by or against the Debtors, the Collateral and any proceeds received in connection with the sale or other disposition of, or collection on, the Collateral upon the exercise of remedies shall be applied by the Senior Collateral Agent to the Senior Secured Debt Obligations in such order as specified in the Senior Secured Debt Documents until the Senior Secured Debt Obligations shall have been Paid in Full. Notwithstanding Section 5.01 of that certain Intercreditor and Subordination Agreement, dated as of April 10, 2020, by and among AG REIT Management LLC, the Debtors, and Wilmington Trust, National Association (as amended from time to time thereafter, the “Participating Counterparties Intercreditor Agreement”), when the Senior Secured Debt Obligations have been Paid in Full, the Senior Collateral Agent shall, if the Subordinated Obligations have not been otherwise satisfied, deliver promptly to the Subordinated Lender (not AG REIT Management LLC) any Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Subordinated Lender to the Subordinated Obligations in such order as specified in the relevant Subordinated Note Document.
Section 5.02    Payments Over. Unless and until the Senior Secured Debt Obligations have been Paid in Full and whether or not any Insolvency Proceeding has been commenced by or against the Debtors, the Collateral and any proceeds thereof received by the Subordinated Lender in connection with the exercise of any right or remedy (including setoff) relating to the Collateral, in contravention of this Agreement or otherwise, shall be segregated and held in trust for the benefit of, and immediately paid over to, the Senior Collateral Agent for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Senior

Collateral Agent is hereby authorized to make any such endorsements as agent for the Subordinated Lender. This authorization is coupled with an interest and is irrevocable.
ARTICLE VI
Modifications and Amendments.
Section 6.01    Modifications to Senior Secured Debt Documents. The Senior Collateral Agent and Senior Secured Parties may at any time and from time to time without the consent of or notice to the Subordinated Lender, without incurring liability to the Subordinated Lender and without impairing or releasing the obligations of the Subordinated Lender under this Agreement, change the manner or place of payment, or extend the time of payment of, or renew or alter any of the terms of the Senior Secured Debt Obligations (including any increase in the amount thereof), or amend in any manner any Senior Secured Debt Document.
Section 6.02    Modifications to Subordinated Note Documents. Until the Senior Secured Debt Obligations have been Paid in Full, and notwithstanding anything to the contrary contained in the Subordinated Note Documents, the Subordinated Lender agrees that it shall not, without the prior written consent of the Senior Collateral Agent, agree to any amendment, modification, or supplement to the Subordinated Note Documents if such amendment, modification or supplement would add or change any terms in a manner adverse to the Senior Collateral Agent or any Senior Secured Party (including, for the avoidance of doubt, any addition of any Event of Default under the Subordinated Note Documents not existing on the date hereof), or shorten the final maturity of the Subordinated Obligations, require any payment to be made sooner than originally scheduled, increase the interest rate applicable thereto or subject the Debtors to any prohibitions or limitations on the making of payments on the Senior Secured Debt Obligations.
ARTICLE VII
Waiver of Certain Rights over Collateral by Subordinated Lender.
Section 7.01    Marshalling. The Subordinated Lender hereby waives any rights it may have under applicable law to assert the doctrine of marshalling or to otherwise require the Senior Collateral Agent to marshal any property of the Debtors for the benefit of the Subordinated Parties.
Section 7.02    Rights Relating to Senior Collateral Agent’s Actions Regarding the Collateral. The Subordinated Lender hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing the Senior Collateral Agent from taking, or refraining from taking, any action with respect to all or any part of the Collateral. Without limitation of the foregoing, the Subordinated Lender hereby agrees (a) that it has no right to direct or object to the manner in which the Senior

Collateral Agent applies the proceeds of the Collateral resulting from the exercise by the Senior Collateral Agent of rights and remedies under the Senior Secured Debt Documents and (b) that the Senior Collateral Agent has not assumed any obligation to act as the agent for the Subordinated Lender with respect to the Collateral. The Senior Collateral Agent shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral until the Senior Secured Debt Obligations have been Paid in Full. In exercising rights and remedies with respect to the Collateral, the Senior Collateral Agent may enforce the provisions of the Senior Secured Debt Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in its sole discretion. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the UCC. In conducting any public or private sale under the UCC, the Senior Collateral Agent shall give the Subordinated Lender written notice of such sale; provided, however, that ten (10) days’ notice shall be deemed to be commercially reasonable notice; provided, further, that the Subordinated Lender may waive the number of days required to provide notice.
Section 7.03    Preservation of Rights. The Senior Collateral Agent shall have no duty to protect or preserve any rights pertaining to any of the Collateral in its possession and the Senior Collateral Agent shall not have any liability to the Subordinated Lender for any claims and liabilities at any time arising with respect to the Collateral in its possession.
Section 7.04    Bailee/Agent for Perfection. Each of the Senior Collateral Agent and the Subordinated Lender acknowledges and agrees that to the extent that it (or its agent) retains physical possession or control of any of the Collateral or has control of any Collateral consisting of deposit accounts or securities accounts, it (or its agent) shall hold such Collateral or have such control on behalf of the others so that for purposes of perfecting any Lien in any Collateral it acts and holds such Collateral on behalf of the Senior Collateral Agent and the Subordinated Lender. Nothing in this Section 7.04 shall affect the relative priorities in and to the Collateral, all of which shall be governed by Article III.
ARTICLE VIII
Insolvency Proceedings.
Section 8.01    Subordination Agreement. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding. All references in this Agreement to the Borrower shall include the Borrower as a debtor-in-possession and any receiver or trustee for the Borrower in any Insolvency Proceeding.
Section 8.02    Liquidation, Dissolution, Bankruptcy. In the event of any Insolvency Proceeding involving the Debtors:

(a)    All Senior Secured Debt Obligations shall first be Paid in Full before any Distribution, whether in cash, securities or other property, shall be made to any Subordinated Party on account of any Subordinated Obligations.
(b)    Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Obligations shall be delivered to the Senior Collateral Agent, and applied in accordance with the terms of the Senior Secured Debt Documents.
(c)    The Subordinated Lender irrevocably authorizes, empowers, and directs any debtor, debtor-in-possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to the Senior Collateral Agent as set forth above. The Subordinated Lender also irrevocably authorizes and empowers the Senior Collateral Agent, in the name of the Subordinated Lender, to demand, sue for, collect and receive any and all such Distributions.
(d)    The Subordinated Lender agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of any portion of the Senior Secured Debt Obligations or any Liens and security interests securing any portion of the Senior Secured Debt Obligations.
(e)    The Subordinated Lender agrees that the Senior Secured Parties may consent to the use of cash collateral or provide debtor-in-possession financing to the Borrower, on such terms and conditions as the Senior Secured Parties, in their sole discretion, may decide _ and, in connection therewith, the Borrower may grant to the Senior Collateral Agent liens and security interests upon all of the property of the Borrower, which liens and security interests (i) shall secure payment of all Senior Secured Debt Obligations owing to the Senior Collateral Agent or the Senior Secured Parties (whether such Senior Secured Debt Obligations arose prior to the commencement of any Insolvency Proceeding or at any time thereafter) and all other financing provided by the Senior Collateral Agent (on behalf of the Senior Secured Parties) and the Senior Secured Parties during such Insolvency Proceeding and (ii) shall be superior in priority to the Liens in favor of the Subordinated Lender on the property of the Debtors. The Subordinated Lender agrees that it will not object to or oppose any such cash collateral usage or debtor-in-possession financing or any sale or other disposition of any property securing all of any part of the Senior Secured Debt Obligations free and clear of security interests, liens, or other claims of any Subordinated Party under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code, if the Senior Secured Parties have consented to such sale or disposition. The Subordinated Lender agrees not to assert any right it may have to “adequate protection” of its interest in any Collateral in any Insolvency Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Collateral without the prior written consent of the Senior Collateral Agent; provided that, the Senior Collateral Agent will not object to any request by the Subordinated Lender for adequate protection replacement liens on all pre-petition and post-petition property of the Debtors upon which the Senior Collateral Agent is also granted adequate protection replacement liens, with such liens in favor of the Subordinated Lender being subject in all respects to this Agreement; provided, further that, other than such replacement liens the Subordinated Lender will not seek any other form of adequate protection. The Subordinated Lender waives any claim it may now or hereafter have against the Senior Collateral Agent and any Senior Secured Party arising out of the election of any of them of the application of Section 1111(b)(2) of the Bankruptcy Code or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency Proceeding. The Subordinated Lender agrees that it and they will not provide, or offer to provide, any debtor-in-possession financing to the Debtors without the prior written consent of the Senior Collateral Agent unless any such debtor-in-possession financing will be utilized to Pay in Full the Senior Secured Debt Obligations .
(f)    The Subordinated Lender agrees to execute, verify, deliver, and file any proofs of claim in respect of the Subordinated Obligations reasonably requested by the Senior Collateral Agent in connection with any such Insolvency Proceeding and hereby irrevocably authorizes the Senior Collateral Agent to file such proofs of claim upon the failure of the Subordinated Lender to do so by the date that is three (3) Business Days before the expiration of the time to file any such proof of claim; provided, however, that the Senior Collateral Agent shall not be permitted to vote such claim and all voting rights with respect thereto shall be retained by the Subordinated Lender. The Subordinated Lender agrees not to vote for any plan of reorganization that does not provide for the Senior Secured Debt Obligations to be Paid in Full or otherwise vote its claims or interests in any Insolvency Proceeding (including voting for, or supporting, confirmation of any plans of reorganization) in a manner that would be inconsistent with the covenants and agreements of the Subordinated Lender contained herein. For the avoidance of doubt, the Senior Collateral Agent shall have no affirmative obligation to file any such proof of claim on behalf of the Subordinated Lender.
(g)    The Senior Secured Debt Obligations shall continue to be treated as Senior Secured Debt Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Secured Parties and the Subordinated Parties even if all or part of the Senior Secured Debt Obligations or the Liens or security interests securing the Senior Secured Debt Obligations are subordinated, set aside, avoided, invalidated, or disallowed in connection with any such Insolvency Proceeding. This Agreement shall be reinstated if at any time any payment of any of the Senior Secured Debt Obligations is rescinded or must otherwise be returned by any holder of Senior Secured Debt Obligations or any representative of such holder.

(h)    Each of the Senior Collateral Agent and the Subordinated Lender acknowledges and agrees with respect to the Collateral that (i) the grants of Liens on the Collateral pursuant to the Senior Secured Debt Documents and the Subordinated Note Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Senior Secured Debt Obligations and the Subordinated Obligations are fundamentally different from one another and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding of the Debtors. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is determined by a court of competent jurisdiction that the claims of the Senior Secured Parties and the Subordinated Lender in respect of any Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them from, or in respect of, the Collateral in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees, costs and other charges, irrespective of whether a claim for such amounts is allowed or allowable in such liquidation or Insolvency Proceeding, before any Distribution from, or in respect of, any such Collateral is made in respect of the claims held by the Subordinated Lender. The Subordinated Lender hereby acknowledges and agrees to turn over to the Senior Collateral Agent amounts otherwise received or receivable by it to the extent necessary to effectuate the intent of the preceding sentence, regardless of whether such turnover has the effect of reducing the claim or recovery of the Subordinated Lender.

ARTICLE IX
Miscellaneous.
Section 9.01    Conflict. In the event of any conflict between any term, covenant, or condition of this Agreement and any term, covenant or condition of the Subordinated Note Documents, the provisions of this Agreement shall control and govern. The Senior Collateral Agent and the Senior Secured Parties acknowledge and agree that to the extent of any conflict between Section 5.01 of this Agreement and Section 5.01 of the Participating Counterparties Intercreditor Agreement, Section 5.01 of this Agreement shall control, and neither Senior Collateral Agent nor any Senior Secured Parties shall be deemed to be in breach of Section 5.01 of the Participating Counterparties Intercreditor Agreement to the extent any action taken by the Senior Collateral Agent or any Senior Secured Party complies with Section 5.01 of this Agreement.
Section 9.02    Continuing Subordination; Termination of Agreement. This is a continuing agreement of subordination and the Senior Secured Parties may continue, at any time and without notice to any of the Subordinated Parties, to extend credit or other financial accommodations and loan monies to, or for the benefit of, the Debtors on the faith hereof.
Section 9.03    Amendments; Modifications. This Agreement constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, relating to the subject matter hereof. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by the Senior Collateral Agent and the Subordinated Lender, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given; provided, however, that no such amendment shall be effective without the consent of the Debtors to the extent such amendment is adverse to the Debtors or imposes additional obligations or otherwise changes the Debtors’ obligations under this Agreement. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.
Section 9.04    No Subrogation. The Subordinated Lender shall not be subrogated to the rights of the Senior Collateral Agent with respect to receipt of Distributions on account of the Subordinated Obligations unless and until all of the Senior Secured Debt Obligations have been Paid in Full. For the purposes of such subrogation, no Distributions made to the holders of the Senior Secured Debt Obligations to which the Subordinated Lender would be entitled except for this Agreement, and no payments made pursuant to the provisions of this Agreement to the Senior Collateral Agent or any other Senior Secured Party by such Subordinated Lender shall, as among the Debtors, their creditors and such Subordinated Lender, be deemed to be a payment by the Debtors to or on account of the Senior Secured Obligations. The Subordinated Lender agrees that in the event that all or any part of a payment made with respect to the Senior Secured Debt Obligations is recovered from the holders of the Senior Secured Debt Obligations in an Insolvency Proceeding or otherwise, any Distribution received by the Subordinated Lender with respect to the Subordinated Obligations at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by the Subordinated Lender in trust as property of the holders of the Senior Secured Debt Obligations and the Subordinated Lender, as the case may be, shall forthwith deliver the same to the Senior Collateral Agent for application to the Senior Secured Debt Obligations, until the Senior Secured Debt Obligations have been Paid in Full.
Section 9.05    No Impairment. No right of the Senior Secured Parties to enforce the provisions hereof shall at any time in any way be prejudiced or impaired by any act taken in good faith, or failure to act, which failure to act is in good faith, by the Senior Secured Parties or by any non-compliance by the Borrower with the terms and provisions and covenants herein. The Subordinated Lender agrees not to take any action to avoid or to seek to avoid the observance and performance of the terms and conditions hereof, and shall at all times in good faith carry out all such terms and conditions.
Section 9.06    Subordinated Obligations Not Affected. The subordination provisions of this Agreement as relates to the Subordinated Obligations relative to the Senior Secured Debt Obligations are and are intended solely for the purposes of defining the relative rights of the Subordinated Lender, on the one hand, and the Senior Secured Parties, on the other hand, as among themselves. Subject to this Agreement, as between the Debtors and the Subordinated Lender, nothing contained herein shall impair the obligation of the Debtors to the Subordinated Lender to pay the Subordinated Obligations as they become due and payable. No Person other than the Senior Secured Parties and the Subordinated Lender and their respective successors and assigns shall have any rights hereunder with respect to such subordination provisions.
Section 9.07    Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Senior Secured Parties, the Subordinated Lender, and the Debtors. To the extent permitted under the Senior Secured Debt Documents, any of the Senior Secured Parties may, from time to time, without notice to the Subordinated Lender, assign or transfer any or all of the Senior Secured Debt Obligations or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Secured Debt Obligations shall, subject to the terms hereof, be and remain Senior Secured Debt Obligations for purposes of this Agreement, and every permitted assignee or transferee of any of the Senior Secured Debt Obligations or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Secured Debt Obligations, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.
Section 9.08    Senior Secured Rights and Remedies. The rights, remedies, powers and privileges of the Senior Secured Parties hereunder (hereinafter, the “Senior Secured Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by any Senior Secured Party in exercising or enforcing any of the Senior Secured Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by any Senior Secured Party of any of the Senior Secured Rights and Remedies or of any default or remedy under any other agreement with the Borrower or any Subordinated Party shall operate as a waiver of any other default hereunder or thereunder. No exercise of the Senior

Secured Rights and Remedies at any time shall preclude any other or further exercise of the Senior Secured Rights and Remedies. No waiver by any Senior Secured Party of any of the Senior Secured Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of the Senior Secured Rights and Remedies and all of the Senior Secured Parties’ rights, remedies, powers and privileges under any other agreement with any Subordinated Party and/or the Debtors shall be cumulative, and not alternative or exclusive, and may be exercised by the Senior Secured Parties at such time or times and in such order of preference as the Senior Secured Parties in their sole discretion may determine.
Section 9.09    Notices.
(a)    Except in the case of notices and other communications expressly permitted to be given by telephone (or by e-mail as provided in clause (b) below), all notices and other communications provided for herein shall be made in writing and mailed by certified or registered mail, delivered by hand or overnight courier service, or sent by facsimile as follows:
(i)    If to the Debtors, to:
AG Mortgage Investment Trust, Inc.
c/o Angelo, Gordon & Co., L.P.,
245 Park Avenue
New York, NY 10167
Attn: Raul E. Moreno
Email: RMoreno@angelogordon.com

with a copy, which shall not constitute notice, to
Hunton Andrews Kurth LLP
200 Park Avenue
New York, NY 10166
Attn: Peter S. Partee, Sr.
Email: ppartee@huntonak.com
(ii)    if to the Senior Collateral Agent, to:
Wilmington Trust, National Association,
as Senior Collateral Agent
1100 North Market Street
Wilmington, Delaware 19890
Attn: Corporate Trust Administration
Email: jluce@wilmingtontrust.com

(iii)    if to RBC as Subordinated Lender, to:
Royal Bank of Canada
30 Hudson Street
Jersey City, NJ 07302
Attn: Paul Serritella, Senior Counsel
Email: paul.serritella@rbccm.com

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attn: Christopher P. Malloy
Email: Christopher.Malloy@skadden.com
(iv)    If to a holder of Permitted Pari Passu Secured Indebtedness, to the address set forth for such party in an applicable Joinder.
(b)    Each party hereto may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Notices and other communications (i) mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received; (ii) sent by facsimile shall be deemed to have been given when sent; (iii) sent by e-mail shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (iv) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (iii) of notification that such notice or communication is available and identifying the website address therefor; provided that, in the case of clauses (ii), (iii) and (iv) above, if such notice, facsimile, e-mail or other communication is not sent during the recipient’s normal business hours, such notice, facsimile, e-mail or communication shall be deemed to have been sent at the recipient’s opening of business on the next business day. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
Section 9.10    Further Assurances. Each party to this Agreement will promptly execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

Section 9.11    Headings. The section headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.
Section 9.12    Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto. This Agreement shall become effective when it shall have been executed by the Senior Collateral Agent and the Subordinated Lender and when the Senior Collateral Agent shall have received counterparts hereof that together bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 9.13    Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as to most fully achieve the intention of this Agreement.
Section 9.14    Specific Performance. The Senior Collateral Agent may demand specific performance of this Agreement. The Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any Senior Secured Party.
Section 9.15    Expenses. In the event that the Senior Secured Parties undertake any action that is reasonably necessary in order to enforce the provisions of this Agreement (whether or not suit is commenced), the Borrower shall be obligated to pay all costs and expenses incurred by the Senior Secured Parties in connection therewith, including, without limitation, attorneys’ fees, all in accordance with the Senior Secured Debt Documents.
Section 9.16    Termination. This Agreement shall terminate upon the Senior Secured Debt Obligations being Paid in Full; provided, that upon repayment in full of the Subordinated Obligations, the Subordinated Lender shall no longer be a party hereto and provisions related specifically to the Subordinated Obligations shall no longer be in effect.

Section 9.17    Concerning the Senior Collateral Agent. Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as Senior Collateral Agent and in no event shall Wilmington Trust, National Association in its individual capacity have any liability for the representations, covenants, agreements or other obligations made by the Senior Collateral Agent on behalf of the Senior Secured Parties hereunder or in any of the certificates, notices or agreements delivered pursuant hereto. The parties agree that the Senior Collateral Agent shall be afforded all of the rights, privileges, protections and immunities afforded to the Collateral Agent under the Senior Secured Debt Documents in connection with its execution of this Agreement and the performance of its duties hereunder.
Section 9.18    Governing Law; Jurisdiction; Etc.
(a)    This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York. The Subordinated Lender irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind whatsoever, whether in law or equity, or whether in contract or tort or otherwise, against any Senior Secured Party, or any of their respective Related Parties in any way relating to this Agreement, in any forum other than the United States District Court for the Southern District of New York and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that any such action, litigation or proceeding may be brought in any such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect any right that the Senior Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement against the Subordinated Lender or the Debtors or their respective properties in the courts of any jurisdiction. The Subordinated Lender irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court referred to in Section 9.18(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(b)    Each party hereto irrevocably consents to the service of process in the manner provided for notices in Section 9.09 and agrees that nothing herein will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

Section 9.19    Joinder. A holder of Permitted Pari Passu Secured Indebtedness shall become party to this Agreement upon execution of the form of joinder attached hereto as Exhibit A and delivery of such executed joinder to the Subordinated Lender, the Debtors, and the Senior Secured Parties then party hereto.
Section 9.20    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior Collateral Agent

By:	/s/ Jennifer A. Luce Name: Jennifer A. Luce Title: Vice President

Signature Page to Intercreditor and Subordination Agreement

ROYAL BANK OF CANADA, as Subordinated Lender

By: /s/ Mark Douvas
Name: Mark Douvas
Title: SVP

Signature Page to Intercreditor and Subordination Agreement

AG Mortgage Investment Trust, Inc., on behalf of itself and the Seller Entities

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to Intercreditor and Subordination Agreement

AG REIT MANAGEMENT LLC, solely with respect to Sections 5.01 and 9.01

By: /s/ Frank Stadelmaier
Name: Frank Stadelmaier
Title: Authorized Signatory

Signature Page to Intercreditor and Subordination Agreement

Exhibit A
Form of Joinder

JOINDER AGREEMENT
This Joinder Agreement (this “Agreement”) is dated as of______________, ____ by ____________________________, a ______________ (“New Pari Passu Indebtedness Holder”).
WHEREAS, the New Pari Passu Indebtedness Holder is the holder of that certain Secured Promissory Note (the “Pari Passu Note”) issued by AG Mortgage Investment Trust, Inc. (the “Borrower”) and guaranteed by the Guarantors named there in (the “Guarantors”);
WHEREAS, the New Pari Passu Indebtedness Holder hereby acknowledges and agrees that the obligations under the Pari Passu Note are secured by the liens granted pursuant to that certain Security Agreement, dated as of May 28, 2020, by and among the Borrower and Guarantors, as Debtors, and Royal Bank of Canada (“RBC”), as secured party (the “Security Agreement”);
WHEREAS, in order to comply with the Security Agreement and Intercreditor Agreements (as defined therein), New Pari Passu Indebtedness Holder hereby covenants and agrees as follows:
1.    The liens securing the Pari Passu Note shall be subordinate to the liens securing the Participating Counterparty Obligations.
2.    The liens securing the Pari Passu Note shall be of equal priority with the liens securing the Secured Promissory Note issued by the Borrower, and guaranteed by the Guarantors, to RBC on May 28, 2020 (as amended, the “RBC Note”).
3.    The New Pari Passu Indebtedness Holder hereby agrees to be bound by the Senior Intercreditor Agreement as a “Subordinated Lender” thereunder.
4.    The New Pari Passu Indebtedness Holder hereby agrees to be bound by the AG REIT Subordination Agreement as a “Senior Lender” thereunder.
5.    The New Pari Passu Indebtedness Holder expressly acknowledges that it shall be required to file financing statements naming it as a secured party against the Borrower and Guarantors, and that no financing statement filed by RBC or any other holder of Permitted Pari Passu Secured Indebtedness (as defined in the Security Agreement) shall be deemed to have perfected any security interest held by the New Pari Passu Indebtedness Holder.

[NEW PARI PASSU HOLDER]

By:

Its:
Accepted:

AG Mortgage Investment Trust, Inc.

By:

Its: